UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

TRYCERA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30872	33-0910363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18100 Von Karman Ave, Suite 850, Irvine, California 92612
(Address of Principal Executive Offices)

949-705-4480
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm

On November 2, 2016, the board of directors (the “Board”) of Trycera Financial, Inc. (the “Company”) (OTC PINK: TRYF) dismissed Pritchett, Siler & Hardy, P.C. (“PSH”) as the Company’s independent registered public accounting firm. The Board’s decision to dismiss PSH was recommended unanimously.

PSH served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2012, 2013 and 2014 and for the first, second and third quarters of 2015.  The audit reports of PSH on the Company’s financial statements as of and for the years ended December 31, 2012, 2013 and 2014 and for the first, second and third quarters of 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012, 2013 and 2014 and through November 2, 2016, there were no disagreements with PSH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PSH would have caused it to make reference to the subject matter of the disagreements in connection with its audit report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company has an undisputed outstanding balance owed to PSH in the amount of $34,255.

The Company requested that PSH furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements. A copy of PSH’s letter dated November 2, 2016 is filed as an exhibit to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

On November 2, 2016, upon the unanimous recommendation of the Board, the Board engaged RBSM LLP (“RBSM”) to serve as the Company’s independent registered accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2015 and for the first, second, and third quarters of 2016.

During the two most recent fiscal years and through November 2, 2016, the date of the engagement of RBSM, neither the Company nor any person on its behalf has consulted with RBSM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of Pritchett, Siler & Hardy, P.C

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRYCERA F1NANCIAL, INC.

Date: November 4, 2016	By:	/s/ Ray A Smith
Ray A Smith, Chief Executive Officer